SSgA Active ETF Trust

Supplement dated October 21, 2014

to the

Prospectus dated October 31, 2013, as supplemented

Portfolio management information with respect to the funds shown in the table below is hereby revised as set forth herein. This information replaces the applicable portfolio manager information on the referenced pages in the Prospectus.

Funds	Page	Portfolio Managers
SPDR SSgA Multi-Asset Real Return ETF	5

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund and the Portfolio are Robert Guiliano, Michael Martel and

John A. Gulino.

Robert Guiliano is a Vice President of SSgA FM and a Senior Portfolio Manager in the U.S. Portfolio Management — Investment Solutions Group. He joined the Adviser in 1997.

Michael Martel is a Vice President of SSgA FM and a Senior Portfolio Manager in the Investment Solutions Group. He joined the Adviser in 1994 and the Investment Solutions Group in 1998.

John A. Gulino, CFA, is a Principal of SSgA FM and a Portfolio Manager with the Investment Solutions Group. He joined the Adviser in 2007.

SPDR SSgA Income Allocation ETF	9

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund and the Portfolio are Timothy Furbush, Michael Martel and Jeremiah Holly.

Timothy Furbush, CFA, CMT, is a Vice President of SSgA FM and a Senior Portfolio Manager in the Investment Solutions Group. He joined the Adviser in 2007.

Michael Martel is a Vice President of SSgA FM and a Senior Portfolio Manager in the Investment Solutions Group. He joined the Adviser in 1994 and the Investment Solutions Group in 1998.

Jeremiah K. Holly, CFA, is a Vice President of SSgA FM and a Senior Portfolio Manager with the Investment Solutions Group. He joined the Adviser in 2005.

SPDR SSgA Conservative Global Allocation ETF SPDR SSgA Global Allocation ETF	14 19

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund and the Portfolio are Michael Martel, Timothy Furbush and Lisa Khatri.

Michael Martel is a Vice President of SSgA FM and a Senior Portfolio Manager in the Investment Solutions Group. He joined the Adviser in 1994 and the Investment Solutions Group in 1998.

Timothy Furbush, CFA, CMT, is a Vice President of SSgA FM and a Senior Portfolio Manager in the Investment Solutions Group. He joined the Adviser in 2007.

Lisa Khatri, CFA, is a Vice President of SSgA FM and a Portfolio Manager in the Investment Solutions Group. She joined the Adviser in 2010.

SPDR SSgA Aggressive Global Allocation ETF	24

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund and the Portfolio are Michael Martel and Timothy Furbush.

Michael Martel is a Vice President of SSgA FM and a Senior Portfolio Manager in the Investment Solutions Group. He joined the Adviser in 1994 and the Investment Solutions Group in 1998.

Timothy Furbush, CFA, CMT, is a Vice President of SSgA FM and a Senior Portfolio Manager in the Investment Solutions Group. He joined the Adviser in 2007.

SPDR SSgA Ultra Short Term Bond ETF	32

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund and the Portfolio are Tom Connelley and Matt Pappas.

Tom Connelley, CFA is a Vice President of SSgA FM and Senior Portfolio Manager for the Fixed Income, Currency and Cash Team. He joined the Adviser in 2003.

Matthew Pappas is a Vice President of SSgA FM and a Senior Portfolio Manager in the Global Fixed Income, Cash and Currency Group. He joined the Adviser in 1999.

Beginning on page 42 in the Management section of the Prospectus, the list of portfolio manager biographies is hereby amended in its entirety to read as presented below:

PORTFOLIO MANAGERS

ASSET ALLOCATION ETFS

The Adviser manages the Funds and the Portfolios using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within each team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups. Each portfolio management team is overseen by the SSgA Investment Committee.

The professionals primarily responsible for the day-to-day management of the Funds and the Portfolios are:

ROBERT GUILIANO is a Vice President of SSgA FM and a Senior Portfolio Manager in SSgA’s US Portfolio Management — Investment Solutions Group (“ISG”). He joined the Advisor in November 1997 and his responsibilities include the management of real asset, tactical, and strategic multi-asset allocation strategies as well as conducting research, product development, and advising institutional clients on investment policy. Prior to joining the ISG team, he was a portfolio manager/analyst in the Product Engineering group supporting the global asset allocation and currency investment management teams. Previously, he worked as an Investment Marketing Analyst for SSgA’s defined contribution group, CitiStreet. Prior to SSgA, he worked as an Assistant Relationship Representative at Funds Distributor Inc. Before entering investment management in 1996, Rob worked as a Construction and Environmental Project Manager for ExxonMobil Corporation for seven years. Rob earned a Masters in Business Administration from Boston University in 1996 with a concentration in Finance and Bachelor of Science in Mechanical Engineering from Rensselaer Polytechnic Institute in 1989 with a Minor in Economics. He is a member of the CFA Institute and Boston Security Analysts Society.

MICHAEL MARTEL is a Vice President of SSgA FM and a Senior Portfolio Manager with the ISG. Since joining the Adviser in 1994 and ISG in 1998, Mr. Martel has developed expertise in creating and managing multi-asset class solutions designed to meet broad investment challenges. His work with clients includes aligning assets with long and short-term investment objectives, tactically allocating amongst asset classes to enhance returns, and leading the ISG exposure management efforts in North America. Exposure management solutions involve the construction of derivative and physical based portfolios to address client needs ranging from cash equitization to custom rebalancing to tail risk hedging. In addition, Mr. Martel oversees the continued development of proprietary portfolio management systems and assists in ongoing research efforts.

Prior to joining SSgA, Mr. Martel worked for the Mutual Funds Division of State Street Corporation. He has been working in the investment management field since 1992.

Mr. Martel holds a Bachelor of Arts degree in Economics from the College of the Holy Cross and Master degrees in both Finance and Business Administration from the Carroll School of Management at Boston College.

JOHN A. GULINO is a Principal of SSgA FM and a Portfolio Manager with the ISG. He is responsible for investment management, research, product development, and positioning for asset allocation and real asset strategies.

Prior to joining ISG, Mr. Gulino was responsible for product information management in the Interactive Sales and Marketing Team. Before joining SSgA, John spent six years with the Fidelity Investments Company.

Mr. Gulino graduated from Bryant University with a Bachelor of Science in Business Administration with a concentration in Finance. He has earned the Chartered Financial Analyst designation and is a member of the CFA Institute and Boston Security Analyst Society.

LISA KHATRI is a Principal of SSgA FM and a Portfolio Manager in the ISG. She is responsible for developing and implementing tactical and strategic multi asset class solutions for institutional clients.

Previously, Ms. Khatri was a Portfolio Assistant with Pyramis Global Advisors, a Fidelity Investments Company. In this role she supported the management of strategic, tactical and lifecycle portfolios. Lisa joined Fidelity in 2004.

Ms. Khatri earned a Bachelor of Science in Business Administration from California State University, East Bay with a concentration in Finance and Accounting. She has earned the Chartered Financial Analyst designation and is a member of the CFA Institute and the Boston Securities Analyst Society.

TIMOTHY FURBUSH is a Vice President of SSgA FM and a Senior Portfolio Manager in SSgA’s ISG. He is responsible for developing and implementing customized investment approaches for clients, including strategic and tactical global balanced funds as well as equitization and overlay strategies. Prior to his current role, Mr. Furbush worked for SSgA’s Intermediary Business Group as a Research Analyst providing value added research, educational tools and practice management services to financial advisors. Before rejoining SSgA in July 2007, Mr. Furbush spent a year at Fidelity Investments as a Research Analyst on their Consultant Relations Team.

A graduate of Stonehill College, Mr. Furbush has an MS in Finance from the Sawyer School of Management at Suffolk University. He has earned both the Chartered Financial Analyst and Chartered Market Technician designations. He is a member of the CFA Institute, the Boston Securities Analysts Society and the Market Technicians Association.

JEREMIAH K. HOLLY is a Vice President of SSgA FM and a Senior Portfolio Manager within ISG. He is responsible for the development and management of asset allocation solutions, including tactical allocation strategies and exposure management (overlay) strategies. Prior to joining ISG, Mr. Holly was a Senior Product Analyst in the Consultant Relations Group where he was responsible for completing new business proposals for a range of investment strategies. Prior to joining SSgA in 2005, Mr. Holly worked as a Research Assistant at Chmura Economics & Analytics — an economic research firm in Richmond, Virginia.

Mr. Holly graduated from the University of Richmond with a Bachelor of Arts degree in Economics. He earned the Chartered Financial Analyst designation and is a member of both the Boston Security Analysts Society and CFA Institute.

SPDR BLACKSTONE/GSO SENIOR LOAN ETF

The professionals primarily responsible for the day-to-day management of the Fund and the Portfolio are:

DANIEL T. MCMULLEN is a Managing Director of the Sub-Adviser and serves as a portfolio manager for the Fund. Since joining Blackstone in 2002, Mr. McMullen’s responsibilities have included the coordination of the group’s capital markets activities for broadly distributed transactions. Mr. McMullen serves as the group’s senior representative for a number of financial intermediaries. Before joining Blackstone, Mr. McMullen worked at CIBC World Markets, most recently as a Director and Senior Investment Analyst for the structured investment vehicles managed by Trimaran Advisors, L. L. C. Prior to that, Mr. McMullen was a Director in the Investment Banking Group at CIBC, specializing in the aerospace and defense industries. Before joining CIBC in 1996, Mr. McMullen was employed at The Chase Manhattan Bank where he worked in the Corporate Finance Healthcare Group. Mr. McMullen has earned the right to use the Chartered Financial Analyst designation and received a BA from the University of Rochester where he graduated cum laude.

LEE M. SHAIMAN is a Managing Director of the Sub-Adviser and serves as a portfolio manager for the Fund. Since joining GSO in 2005, Mr. Shaiman has been involved with the management of portfolios of senior secured bank loans and mezzanine debt securities which are held by Collateralized Debt Obligation (CDOs) and Collateralized Loan Obligation (CLOs) vehicles, and separately managed investment accounts. Before joining GSO, Mr. Shaiman worked as a Managing Director in the Debt Funds Group at the Royal Bank of Canada, and the IndoSuez Capital Division of Credit Agricole, where he was involved in the management of various structured investment vehicles. Prior to that Mr. Shaiman was a Managing Director at UBS Warburg, where he was global head of high yield capital markets, assisting corporate finance clients of the firm. Mr. Shaiman received a BA in Economics from Rutgers College with honors, where he graduated Phi Beta Kappa. Mr. Shaiman received an MS in Accounting and Taxation from the Wharton School of the University of Pennsylvania. He is a Certified Public Accountant, admitted to practice in New Jersey. He is a member of the Board of the Loan Syndication and Trading Association and a Director of the Investment Board of the Jewish Federation Foundation of Northern New Jersey.

SPDR SSGA Ultra Short Term Bond ETF

The professionals primarily responsible for the day-to-day management of the Fund and Portfolio are:

THOMAS CONNELLEY is a Vice President of SSgA and SSgA FM, and a Senior Portfolio Manager in the Alpha Strategies, North America Fixed Income Group for the U.S. Cash Management group. He is responsible for total rate of return Short Duration strategies. Prior to his current role, Mr. Connelley was a Senior Portfolio Manager for the US Cash Management Group where he managed a variety of cash portfolios and securities lending cash collateral pools. Prior to joining SSgA in 2003, Tom was a Portfolio Manager at Standish Mellon Asset

Management, where he was responsible for a variety of short- and intermediate-term fixed income mandates. He has been working in the investment management field since 1990. Mr. Connelley received a BS in Management, with a concentration in Finance, from Bryant University. He has earned the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society.

MATTHEW PAPPAS is a Vice President of SSgA FM where he is a Senior Portfolio Manager within Global Fixed Income, Cash and Currency. Mr. Pappas is a member of the Global Rates and Sector Strategy group and manages various global investment grade multi sector strategies designed to meet or exceed client specific objectives incorporating global interest rates, corporate debt, US TIPS and Agency MBS.

Prior to his current role, Mr. Pappas was a research analyst in the Credit Research group supporting the Securities Lending and Cash desk. This role included both quantitative and qualitative credit analysis on corporate and short-term structured products. He originally joined SSgA as an Investment Operations associate before transitioning to the Research group in 2002. Mr. Pappas has been a member of the Fixed Income area since joining SSgA in 1999.

Mr. Pappas earned his MBA with a concentration in Finance from Bryant University. He obtained his Bachelor degree in Accounting from the University of Massachusetts, Dartmouth.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds is available in the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SSgA Active ETF Trust

Supplement dated October 21, 2014

to the

Statement of Additional Information (“SAI”) dated October 31, 2013

The table starting on page 29 of the SAI that lists the funds and their respective portfolio managers is hereby revised as follows with respect to the funds indicated in the table below:

Fund	Portfolio Managers
SPDR SSgA Multi-Asset Real Return ETF	Robert Guiliano, Michael Martel and John A. Gulino

SPDR SSgA Income Allocation ETF	Timothy Furbush, Michael Martel and Jeremiah Holly

SPDR SSgA Conservative Global Allocation ETF SPDR SSgA Global Allocation ETF	Michael Martel, Timothy Furbush and Lisa Khatri

SPDR SSgA Aggressive Global Allocation ETF	Michael Martel and Timothy Furbush

SPDR SSgA Ultra Short Term Bond ETF	Tom Connelley and Matt Pappas

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE